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Vanguard(R) Convertible Securities Fund

Annual Report
November 30, 1999

[PHOTO]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
   Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
   While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
   While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

   But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/JCB
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CONTENTS

REPORT FROM THE CHAIRMAN ............1   PERFORMANCE SUMMARY ..................9
AFTER-TAX RETURNS REPORT ............4   FUND PROFILE ........................10
THE MARKETS IN PERSPECTIVE ..........5   FINANCIAL STATEMENTS ................13
REPORT FROM THE ADVISER .............7   REPORT OF INDEPENDENT ACCOUNTANTS ...21
--------------------------------------------------------------------------------

[PHOTO]
JOHN J. BRENNAN

REPORT FROM THE CHAIRMAN

Vanguard Convertible Securities Fund posted a terrific gain of 24.8% during the fiscal year ended November 30, 1999, rebounding from a -2.2% decline in the prior year. Bond prices fell--reflecting rising interest rates--while stocks continued to bound higher.
     The table at right presents the fund's total return (capital change plus reinvested dividends) compared with those of the average convertible securities fund and our unmanaged benchmark, the Credit Suisse First Boston Convertible Securities Index. We also present the returns of two indexes as proxies for the broad market environment: for stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index. As shown in the table, our fund's return topped that of its average peer but lagged the unmanaged convertibles index.

--------------------------------------------------------------------------------
                                                                TOTAL RETURNS
                                                               FISCAL YEAR ENDED
                                                               NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Vanguard Convertible Securities Fund                                 24.8%
--------------------------------------------------------------------------------
Average Convertible Securities Fund*                                 23.9%
--------------------------------------------------------------------------------
CS First Boston Convertibles Index                                   30.6%
--------------------------------------------------------------------------------
Wilshire 5000 Total Market Index                                     22.4%
Lehman Aggregate Bond Index                                           0.0
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Our total return is based on an increase in net asset value from $11.10 per share on November 30, 1998, to $13.18 per share on November 30, 1999, and is adjusted for dividends totaling $0.57 per share paid from net investment income. The fund's dividend yield was 3.16% on November 30, down about 1 percentage point from the end of fiscal 1998.

FINANCIAL MARKETS IN REVIEW
The 12-month period ended November 30 featured plenty of positive economic news, as well as plenty of concern over how much longer the good times can roll before inflation begins to accelerate. The U.S. economy's expansion continued to display remarkable staying power--inflation-adjusted economic output rose 4.3% from the third quarter of 1998 to the third quarter of 1999, and the nation's unemployment rate was at the lowest point in three decades. Overseas economies also picked up steam. Despite heightened business activity and a significant rise in energy prices, inflation was moderate: Consumer prices increased 2.6% during our fiscal year.
     Of course, financial markets seek to look ahead, not behind. And a belief that higher inflation could not be far off was reflected in a steady rise in interest rates during the fiscal year. The yield of the 30-year U.S. Treasury bond ended the fiscal year at 6.29%, up 123 basis points from its starting point of 5.06% on November 30, 1998. The Federal Reserve Board aided the uptrend by raising its target for short-term interest rates three times by a total of 75 basis points (0.75 percentage point) in an attempt to slow the economy and head off inflation.
     Despite rising interest rates, stock market averages managed an impressive advance, albeit an uneven one. The entire U.S. stock market, as represented by the Wilshire 5000 Index, advanced 22.4%, but much of the gain was concentrated in a small number of stocks. Technology companies powered the ascent--tech stocks within the S&P 500 Index gained 66% as a group. The return of the overall S&P 500, which is dominated by large-capitalization stocks, exceeded 20% for the fifth consecutive fiscal year. Many value-oriented stocks were left far behind, however. The S&P's value stocks gained 12.5%, less than half the 28.5% return for growth stocks. The disparity was astonishing within the small-cap Russell 2000 Index, where growth stocks gained 32.7% and value stocks declined -1.4%.
     Amid rising interest rates--which force bond prices lower--the bond market suffered its worst year since 1994. Price declines were most severe among bonds with long-term maturities. For instance, the price of long-term Treasury bonds fell by more than 13%. The acute sensitivity of long-term bonds to interest rate shifts reflects the fact that investors in such securities receive their cash flow over many years. Higher interest rates reduce the "present value" of far-off dividend or principal payments. This phenomenon was strikingly displayed during the fiscal year: The Lehman Aggregate Bond Index, a benchmark of the overall market for taxable investment-grade bonds, had a total return of zero, with its interest income of 6.2% entirely offset by a price decline of -6.2%.
     On balance, convertible bonds and preferred stocks--hybrid securities that exhibit characteristics of both equities and bonds--advanced impressively during the period, earning returns that were slightly higher than those of large-cap stocks and far in excess of returns on bonds.

FISCAL 1999 PERFORMANCE OVERVIEW
Vanguard Convertible Securities Fund enjoyed an excellent fiscal 1999, gaining 24.8%. However, the road to this result was a bit bumpy. After sharp advances early in the fiscal year, the convertibles market cooled in February and March. This pattern then repeated itself; a spring rally was followed by a summertime slump. The good times resumed in the period's final two months, and the fund returned 10.9% from the end of September through November. Our full-year return was 0.9 percentage point higher than the 23.9% earned by the average convertible securities fund, but 5.8 percentage points lower than the 30.6% gain of the CS First Boston Convertibles Index.
     Our margin over our average peer--though modest--was notable, because we held no stocks during the period. The average convertible securities fund invested about 10% of its assets in stocks. Though Vanguard Convertible Securities Fund periodically retains a common stock produced by the conversion of a corporate bond or preferred stock, our adviser generally manages risk by shunning stocks and selling convertibles once they begin to trade like pure equities. The convertible corporate bonds and preferred stocks emphasized by our fund are true hybrid securities--they provide more income than stocks and offer greater potential for price appreciation than bonds.
     Our shortfall versus the CS First Boston Convertibles Index can be explained by the benchmark's concentration in a few issues that soared during the fiscal year. For example, the index's top holding--a technology issue whose price increased roughly tenfold during the period--made up 6.1% of the index on November 30. The largest holding in your fund represented half that weighting, just 3.2% of the fund's net assets at year-end. More information on the amazing runup in a few convertibles can be found on page 7 in the letter from the fund's adviser, Oaktree Capital Management, LLC, which has managed the fund's investments for the past three years.

LONG-TERM PERFORMANCE OVERVIEW
The table on the next page presents the returns during the past decade for the Convertible Securities Fund, our average peer, and the unmanaged CS First Boston Convertibles Index.

It also shows the value of hypothetical $10,000 investments made ten years ago in the fund and its benchmarks. Assuming the reinvestment of income and capital gains distributions, a $10,000 investment in the Convertible Securities Fund would have grown to $29,799, or $1,181 less than the $30,980 that would have accumulated in the average convertible fund. Our return trailed that of the index by a wider margin, 1.7 percentage points annually.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                               TEN YEARS ENDED NOVEMBER 30, 1999
                                             -----------------------------------
                                                AVERAGE         FINAL VALUE OF
                                                ANNUAL           A $10,000
                                                RETURN       INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Convertible Securities Fund             11.5%             $29,799
--------------------------------------------------------------------------------
Average Convertible Securities Fund              12.0%             $30,980
--------------------------------------------------------------------------------
CS First Boston Convertibles Index               13.2%             $34,658
--------------------------------------------------------------------------------

     Our fund is disciplined in its pursuit of issues that offer attractive yields and above-average growth potential. As always, our adviser's efforts are aided by our low expense ratio (annual expenses as a percentage of net assets). In fiscal 1999, our expense ratio was 0.55%, more than 0.9 percentage point below the 1.48% expense ratio of the average convertible securities fund. In practice, our advantage means that competing funds must earn a higher return--perhaps by taking greater risks--to offset their cost disadvantage.

IN SUMMARY

When one asset class performs so well, as stocks did again in fiscal 1999, and another performs poorly, as did bonds, it would be easy to conclude that diversification is not worthwhile. That conclusion would be dead wrong.
     At Vanguard, we continue to believe that most investors should hold balanced portfolios of stock funds, bond funds, and short-term reserves. For some investors, convertible securities also can play a worthwhile role. All of these securities should be held in proportions suitable for each person's unique investment goals, time horizon, and tolerance for risk. With such a plan in place, investors are well advised to "stay the course."

/S/
John J. Brennan
Chairman and Chief Executive Officer

December 30, 1999

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A NOTE OF THANKS TO OUR FOUNDER
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As you may have read on the inside  cover of our report,  our  founder,  John C.
Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS
Beginning with this annual report, Vanguard is pleased to provide a review of the Convertible Securities Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the Convertible Securities Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:
     o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.
     o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

--------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                            PERIODS ENDED NOVEMBER 30, 1999
                              --------------------------------------------------------
                                 1 YEAR               5 YEARS              10 YEARS
                            -------------------  ------------------  -----------------
                            PRETAX   AFTER-TAX   PRETAX   AFTER-TAX  PRETAX  AFTER-TAX
--------------------------------------------------------------------------------------
Vanguard Convertible
    Securities Fund          24.8%      22.4%     13.5%       9.9%    11.5%      8.5%
Average Convertibles Fund*   22.4       19.7      15.3       12.2     12.5       9.7
--------------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

     As you can see, the Convertible Securities Fund's pretax total return of 24.8% for the 12 months ended November 30, 1999, was reduced by taxes to 22.4%. In other words, for investors in the highest tax bracket, the fund's pretax return was cut by 2.4 percentage points. In comparison, the 22.4% return of the average convertible securities fund was reduced by taxes to 19.7%, a difference of 2.7 percentage points. Over longer time periods, the fund delivered lower returns than its average peer, both before and after taxes.
     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1999

Strong economic expansion sent global stock markets charging higher but dealt a blow to bond prices during the fiscal year ended November 30, 1999. The powerhouse U.S. economy led the global growth parade, joined by Asian, European, and Latin American economies that had slumped or stagnated in 1998.
     Interest rates rose sharply as investors and monetary policymakers grew increasingly worried that such strong economic growth would cause inflation to surge. Although the rise in rates caused bond prices to fall, it only tempered the stock market's advance.

U.S. STOCK MARKETS
Against the backdrop of a booming economy, U.S. companies reported solid increases in earnings during the fiscal year. The nation's economic output increased at an inflation-adjusted rate of 4.3%--a very rapid pace for such a large, mature economy. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent freely, encouraged by rising wealth from a long bull market, a hot job market, and climbing incomes.

--------------------------------------------------------------------------------
                                               AVERAGE ANNUAL RETURNS
                                          PERIODS ENDED NOVEMBER 30, 1999
                                 -----------------------------------------------
                                      1 YEAR            3 YEARS          5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                       20.9%              24.3%            27.5%
   Russell 2000 Index                  15.7               10.1             14.8
   Wilshire 5000 Index                 22.4               22.6             25.6
   MSCI EAFE Index                     21.4               12.3             11.4
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index          0.0%               5.6%             8.0%
   Lehman 10 Year Municipal Bond Index -0.4                4.8              7.6
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index            4.7                5.0              5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                 2.6%               2.0%             2.4%
--------------------------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 22.4% overall. For a change, mid-capitalization and small-cap stocks outpaced their large-cap brethren. The large-cap S&P 500 Index, which accounts for more than 75% of the U.S. stock market's total value, gained 20.9% during the year; the rest of the market (as measured by the Wilshire 4500 Index) gained 29.0%.
     Increasingly optimistic expectations for future corporate earnings more than offset the negative effects of rising interest rates during fiscal 1999. Higher rates often hurt stock prices because many investors use current rates to discount the value of a stock's projected earnings and dividends. The higher the interest rate, the more future earnings are discounted, and the less investors will pay for the stock now.
     Because of a remarkable surge in prices for technology stocks, growth stocks again outperformed value stocks during the past year. Within the S&P 500 Index, growth stocks--characterized by high prices in relation to earnings, book value, and dividends--recorded a 28.5% return, 16 percentage points above the 12.5% return for value stocks. The disparity was even greater in the small-cap segment of the market; growth stocks within the small-cap Russell 2000 Index gained 32.7%, while value stocks posted a -1.4% return.
     Technology stocks within the S&P 500 Index gained 66%. QUALCOMM posted an eye-popping 1,200% return, and a number of computer-related stocks doubled or tripled in price, including Sun Microsystems (+257%), Apple Computer (+206%), Oracle (+197%), Gateway (+172%), Texas Instruments (+152%), and Cisco Systems (+136%).
     Big gains for wireless telecommunications and cable-TV stocks powered the utilities category to an overall gain of nearly 28%. The producer-durables group, which includes some technology-related manufacturers as well as aircraft and equipment makers, gained 27%. Oil exploration and service firms in the "other energy" category posted a 26% return, assisted by a jump in prices for oil and natural gas.
     The year's worst-performing sector was consumer staples (down nearly -12%). This group suffered as severe price competition and a stronger dollar in Europe crimped profits for many food and beverage makers, and the specter of litigation costs caused tobacco stocks to slump. The auto & transportation group declined -2% overall, with airline stocks hurt by rising prices for jet fuel.

U.S. BOND MARKETS
Stock investors may cheer a fast-growing economy, but rapid growth tends to worry bond investors. Early in the fiscal year, inflation seemed dormant--plunging oil prices had taken commodity price indexes to the lowest point in a quarter-century. But as the world economy began hitting on all cylinders, the bond market feared that a minuscule U.S. unemployment rate, rising commodity prices, and capacity constraints would cause inflation to accelerate. Although oil prices were up nearly 150% during the fiscal year, the overall price level, as measured by the Consumer Price Index, increased by a moderate 2.6%.
     The Federal Reserve Board, anticipating price pressures, abandoned its bias toward easier monetary policy, and by mid-year was boosting interest rates to try to throttle back the economic engines. The bond market was ahead of the Fed--interest rates began rising sharply in February. By fiscal year-end, the yield of 30-year U.S. Treasury bonds had risen 1.23 percentage points (123 basis points) to 6.29%. The 10-year Treasury note's yield rose 148 basis points, from 4.71% to 6.19%. The rise in short-term rates was more restrained; 3-month Treasury bill yields were up 82 basis points to 5.30% at fiscal year-end.
     Bond prices fall when interest rates rise, and long-term bond prices are most sensitive to changing rates. Long-term Treasury bond prices fell by more than -13%, resulting in total returns of -8%. The Lehman Aggregate Bond Index, a measure of the overall taxable bond market, which has an intermediate-term structure on average, broke even on the year, as interest income of 6.2% was offset by price declines. The damage to municipal bond prices was not as severe as for Treasuries, and the intermediate-term Lehman 7 Year Municipal Bond Index recorded a price decline of -3.7% and a total return of 0.5%.

INTERNATIONAL STOCK MARKETS
International markets had a strong year, with European stocks gaining 21.9% in local-currency terms and Pacific-region stocks advancing 30.2%. However, currency effects significantly altered the returns to U.S.-based investors. The U.S. dollar rose in value against most European currencies but fell sharply against the Japanese yen. As a result, returns from Europe plunged to 9.8% in dollar terms while returns from the Pacific soared to 51.0%.
     Overall, U.S. investors earned 21.4% in the major developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from renewed optimism that economic growth would continue to accelerate. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest stock gains.
     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 37.1% in U.S.-dollar terms, as investors regained an appetite for the considerable risks of smaller markets.

REPORT FROM THE ADVISER

Our latest fiscal year ended on an ebullient note as Vanguard Convertible Securities Fund's technology and telecommunications holdings propelled it to a very strong finish. Fueled by strong price advances for underlying equities, convertibles in general and the fund in particular had one of the best years ever. Interest rates on corporate debt rose only moderately, and were not a major impediment. For the year ended November 30, 1999, the fund's 24.8% return handily outpaced those of the S&P 500 Index (20.9%), the Russell 2000 Index (15.7%), and most fixed-income benchmarks.
     Although the fund's return was excellent in an absolute sense, it trailed the 30.6% return of our primary benchmark--the Credit Suisse First Boston Convertible Securities Index. This index's extraordinary return was due to the performance of just a few big holdings, which behaved like stocks and had stellar gains. As we have discussed in previous letters, the fund focuses on securities that have both equity and fixed-income characteristics, and does not hold convertibles after they have become pure equity substitutes.
     An example of a security that has become a pure equity substitute is the QUALCOMM 5.75% convertible preferred, which sold for $50 in February 1997. It now sells above $550 and yields just over 0.5%. From here, the convertible can only mirror the movement of QUALCOMM's common stock. This offering of preferred, when issued, had a market value of $660 million. Now, thanks to the phenomenal performance of the underlying stock, its value stands at $6.7 billion. After rising 291% during the fourth fiscal quarter and an unbelievable 1,061% during fiscal 1999, this single issue now represents 6.1% of the Convertible Securities Index. Because of the incredible performance of QUALCOMM and a few other stocks, a large proportion of the index now is concentrated in a few very equity-like securities. In fact, the top ten securities, or just 3% of the 330 issues in the index, have a market capitalization of $20.8 billion and account for 23% of the index's value.
     En route to its impressive return for the fiscal year, the convertibles market was volatile--due mainly to the changing macroeconomic environment, in which generally positive corporate earnings, fluctuating oil prices, and interest rate gyrations all affected convertible security valuation and performance.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.
--------------------------------------------------------------------------------
     Robust earnings and a resolutely upbeat market psychology pushed stocks higher, which helped prices of convertibles, especially those tied to high-flying technology and telecommunication stocks. For downside protection, we look to each convertible's "investment value" (i.e., its value as a nonconvertible fixed-income security). During the fiscal year, the average convertible's investment value generally weakened because of the rise in market interest rates. At the same time, as the price of the average convertible was pushed higher by the gain of its underlying shares, its premium over investment value rose sharply. What really determined any convertible portfolio's performance during this period was, first, its exposure to the tech and telecom sectors, and then whether it emphasized holdings sensitive to equity prices as opposed to those whose fixed-income characteristics offered downside protection. Rather than retain appreciating positions (at the cost of allowing our portfolio to become more equity-sensitive), we followed our usual practice of scaling out of rising investments. By doing this, we maintained our focus on the downside risk of individual positions and the overall portfolio.
     Another factor that influenced the convertible market in 1999 was the strength of the new-issue market, which saw innovative structures, a diverse list of issuers, some very large issues, and "overnight" convertible offerings. During the year, a total of $33.6 billion in new paper was issued, compared with $33.3 billion in 1998. Attractive new issues that we purchased during the past few quarters included convertibles from Nextel, LSI Logic, Interpublic Group, Cox Communications, and Safeguard Scientifics. Liquidity in the convertible market remains good, and we remain focused on the larger issues, as measured by market capitalization.
     The fund is well diversified, with approximately 70 individual holdings representing a wide variety of industries. At the close of the fiscal year on November 30, our heaviest industry emphasis was on the telecommunications and technology sectors. In terms of securities, our principal concentration remains on convertible bonds with moderate conversion premiums and maturity dates five to ten years out. Given the very strong gains in many of our holdings, we have recently reduced positions in several names that have become equity-like in their characteristics. As always, when purchasing securities we look for a good balance of upside potential and downside protection.

Oaktree Capital Management, LLC

December 10, 1999

PERFORMANCE SUMMARY
CONVERTIBLE SECURITIES FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 17, 1986-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                        CONVERTIBLE SECURITIES FUND                  FIRST
                                                                    BOSTON*

FISCAL            CAPITAL         INCOME          TOTAL              TOTAL
YEAR              RETURN          RETURN          RETURN             RETURN
--------------------------------------------------------------------------------
1986                -2.0%           1.8%           -0.2%               1.6%
1987               -19.0            4.2           -14.8               -5.4
1988                11.4            7.4            18.8               16.5
1989                10.7            7.0            17.7               16.3
1990               -16.3            5.4           -10.9               -8.7
1991                21.7            7.5            29.2               24.6
1992                19.9            6.1            26.0               21.7
1993                 9.5%           4.4%           13.9%              19.2%
1994                -8.5            4.1            -4.4               -3.9
1995                11.9            5.2            17.1               24.0
1996                 9.9            5.0            14.9               15.3
1997                10.6            4.2            14.8               15.4
1998                -6.4            4.2            -2.2                1.4
1999                18.7            6.1            24.8               30.6
--------------------------------------------------------------------------------
*CS First Boston Convertibles Index.

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMACE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
[CHART]
                                      AVERAGE      CS FIRST
                      CONVERTIBLE   CONVERTIBLE     BOSTON
                      SECURITIES    SECURITIES    CONVERTIBLES
                        FUND           FUND         INDEX
--------------------------------------------------------------------------------
         198911         10000         10000         10000
         199002          9730          9759          9740
         199005         10366         10271         10138
         199008          9337          9611          9458
         199011          8905          9065          9132
         199102         10205         10255         10324
         199105         11158         11067         11001
         199108         11512         11465         11514
         199111         11510         11348         11378
         199202         13210         12543         12703
         199205         13139         12744         12986
         199208         13302         12897         13165
         199211         14503         13446         13849
         199302         14765         14000         14648
         199305         15543         14925         15456
         199308         15976         15636         16195
         199311         16515         15616         16512
         199402         16848         16087         16991
         199405         15785         15548         16037
         199408         16358         16051         16624
         199411         15796         15268         15872
         199502         16013         15661         16494
         199505         16872         16864         17825
         199508         18162         17908         19330
         199511         18498         18201         19678
         199602         18936         19119         20767
         199605         20261         20188         21907
         199608         20023         19940         21319
         199611         21250         21091         22697
         199702         21749         21736         23120
         199705         22395         22836         23929
         199708         24121         24502         25993
         199711         24396         24543         26190
         199802         26099         25938         27506
         199805         26323         26732         27924
         199808         22091         23287         24064
         199811         23868         25012         26545
         199902         24442         25935         27967
         199905         26395         28125         30055
         199908         27262         28701         31029
         199911         29799         30980         34658
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED NOVEMBER 30, 1999
                                   -------------------------------------   FINAL VALUE OF A
                                         1 YEAR   5 YEARS   10 YEARS      $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
==Convertible Securities Fund            24.85%    13.54%    11.54%             $29,799
__Average Convertible Securities Fund*   23.86     15.20     11.97               30,980
--CS First Boston Convertibles Index     30.56     16.91     13.23               34,658
--------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*

--------------------------------------------------------------------------------
                                                                10 YEARS
                             INCEPTION                    ----------------------
                               DATE     1 YEAR   5 YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Convertible Securities Fund  6/17/1986  20.81%   10.58%    4.93%   5.13%  10.06%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
CONVERTIBLE SECURITIES FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 11 and 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Securities                     77
Yield                                  3.2%
Conversion Premium                    20.3%
Average Weighted Maturity         5.0 years
Average Coupon                         3.8%
Average Quality                          Ba
Average Duration                  3.6 years
Foreign Holdings                       9.4%
Turnover Rate                          162%
Expense Ratio                         0.55%
Cash Reserves                         13.7%

DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
---------------------------------------------
Aaa/AAA                                1.6%
Aa/AA                                  0.0
A/A                                    0.3
Baa/BBB                               22.9
Ba/BB                                 12.1
B/B                                   28.4
Less than B/B                         10.3
Not Rated                             24.4
---------------------------------------------
Total                                100.0%

VOLATILITY MEASURES

---------------------------------------------
                    CONVERTIBLE
                     SECURITIES     S&P 500
---------------------------------------------
R-Squared                  0.68        1.00
Beta                       0.64        1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
---------------------------------------------
Sepracor Inc.                          3.2%
Cox Communications, Inc.               3.0
Sanmina Corp.                          2.9
American Tower Corp.                   2.6
Lattice Semiconductor Corp.            2.4
Adaptec, Inc.                          2.3
Roche Holdings, Inc.                   2.1
The Interpublic Group of Cos., Inc.    2.1
SEACOR Holdings, Inc.                  2.0
Global Telesystems Inc.                1.9
---------------------------------------------
Top Ten 24.5%

DISTRIBUTION BY MATURITY
(% OF BONDS)
---------------------------------------------
Under 1 Year                           1.7%
1-5 Years                             56.3
5-10 Years                            42.0
10-20 Years                            0.0
20-30 Years                            0.0
Over 30 Years                          0.0
---------------------------------------------
Total                                100.0%

SECTOR DIVERSIFICATION (% OF PORTFOLIO)
--------------------------------------------------------------------------------
                                    NOVEMBER 30, 1998       NOVEMBER 30, 1999
                               -------------------------------------------------
                                 CONVERTIBLE SECURITIES   CONVERTIBLE SECURITIES
                               -------------------------------------------------
Auto & Transportation ........            10.6%                    6.6%
Consumer Discretionary .......            19.3                    15.1
Consumer Staples .............             3.7                     0.0
Financial Services ...........             7.2                     3.9
Health Care ..................            14.0                    10.7
Integrated Oils ..............             1.5                     2.3
Other Energy .................             2.0                     9.6
Materials & Processing .......             2.6                     1.6
Producer Durables ............             7.5                     5.9
Technology ...................            22.3                    30.0
Utilities ....................             7.7                    13.0
Other ........................             1.6                     1.3
--------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.

NUMBER OF SECURITIES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular security.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentages of a fund's securities that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

FINANCIAL STATEMENTS
NOVEMBER 30, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                FACE      MARKET
                                                              AMOUNT      VALUE*
CONVERTIBLE SECURITIES FUND                                    (000)       (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (62.6%)
--------------------------------------------------------------------------------
Auto & Transportation (2.8%)
  Magna International
    5.00%, 10/15/2002                                          1,980       1,895
  Tower Automotive Inc.
    5.00%, 8/1/2004                                            3,825       3,165
                                                                    ------------
                                                                           5,060
                                                                    ------------
Consumer Discretionary (11.7%)
  Amazon.com, Inc.
   4.75%, 2/1/2009                                               630         777
  AnnTaylor Inc.
   0.55%, 6/18/2019                                            4,830       2,910
  Clear Channel
    Communications, Inc.
    1.50%, 12/1/2002                                           3,325       3,242
  The Interpublic Group of Cos., Inc.
    1.87%, 6/1/2006                                            3,710       3,733
  Jacor Communications, Inc.
    0.00%, 2/9/2018                                            2,155       1,331
  Lamar Advertising Co.
    5.25%, 9/15/2006                                           2,010       2,818
  Mail-Well, Inc.
    5.00%, 11/1/2002                                           2,420       2,190
  Office Depot Inc.
    0.00%, 12/11/2007                                          2,465       1,615
  Scandinavian Broadcasting
    System SA
    7.00%, 12/1/2004                                           1,225       1,795
  IMAX Corp.
    5.75%, 4/1/2003                                              415         553
                                                                    ------------
                                                                          20,964
                                                                    ------------
--------------------------------------------------------------------------------
                                                                FACE      MARKET
                                                              AMOUNT      VALUE*
                                                               (000)       (000)
--------------------------------------------------------------------------------
Financial Services (2.0%)
(1) Checkfree Holdings
      6.50%, 12/1/2006                                         1,470       1,613
    Mutual Risk Management Ltd.
      0.00%, 10/30/2015                                        4,340       1,934
                                                                    ------------
                                                                           3,547
                                                                    ------------
Health Care (9.3%)
(1) Affymetrix Inc.
      5.00%, 10/1/2006                                         1,650       1,617
    Alpharma Inc.
      3.00%, 6/1/2006                                          1,995       2,249
    ALZA Corp.
      5.00%, 5/1/2006                                          1,845       2,217
    Centocor Inc.
      4.75%, 2/15/2005                                           775       1,116
(1) Roche Holdings, Inc.
      0.00%, 4/20/2010                                         6,140       3,745
    Sepracor Inc.
      7.00%, 12/15/2005                                        5,415       5,672
                                                                    ------------
                                                                          16,616
                                                                    ------------
Integrated Oils (1.9%)
  Devon Energy Corp.
    4.95%, 8/15/2008                                           3,490       3,490
                                                                    ------------
Other Energy (3.9%)
  Diamond Offshore Drilling, Inc.
    3.75%, 2/15/2007                                           3,345       3,404
  SEACOR Holdings, Inc.
    5.375%, 11/15/2006                                         3,770       3,652
                                                                    ------------
                                                                           7,056
                                                                    ------------

--------------------------------------------------------------------------------
                                                                FACE      MARKET
                                                              AMOUNT      VALUE*
CONVERTIBLE SECURITIES FUND                                    (000)       (000)
--------------------------------------------------------------------------------
Producer Durables (5.1%)
  American Tower Corp.
    2.25%, 10/15/2009                                          5,390       4,608
  Lam Research Corp.
    5.00%, 9/1/2002                                            2,515       2,779
  Mark IV Industries, Inc.
    4.75%, 11/1/2004                                           2,135       1,801
                                                                    ------------
                                                                           9,188
                                                                    ------------
Technology (22.6%)
(1) ASM Lithography Holding NV
      4.25%, 11/30/2004                                        2,460       2,651
    Adaptec, Inc.
      4.75%, 2/1/2004                                          3,605       4,146
    Advanced Micro Devices, Inc.
      6.00%, 5/15/2005                                         2,835       2,716
    At Home Corp.
      0.524%, 12/28/2018                                       3,560       2,581
    Atmel Corp.
      0.00%, 4/21/2018                                         1,545       1,035
    Citrix Systems, Inc.
      0.00%, 3/22/2019                                         2,355       1,655
    Cymer, Inc.
      3.50%, 8/6/2004                                          2,880       2,999
    Cypress Semiconductor Corp.
      6.00%, 10/1/2002                                           890       1,174
(1) Lattice Semiconductor Corp.
      4.75%, 11/1/2006                                         3,345       4,231
    Micron Technology Inc.
      7.00%, 7/1/2004                                          1,600       1,912
(1) Safeguard Scientifics, Inc.
      5.00%, 6/15/2006                                         1,575       2,548
    Sanmina Corp.
      4.25%, 5/1/2004                                          4,005       5,171
(1) Siebel Systems
      5.50%, 9/15/2006                                         1,295       2,186
    Solectron Corp.
      0.00%, 1/27/2019                                         4,815       3,268
    STMicroelectronics NV
      0.00%, 9/22/2009                                         1,305       1,497
    Wind River Systems Inc.
      5.00%, 8/1/2002                                            655         806
                                                                    ------------
                                                                          40,576
                                                                    ------------
Utilities (3.3%)
o AES Corp.
    4.50%, 8/15/2005                                             785         939
  Centocor, Inc.
    4.75%, 2/15/2005                                             945       1,361
  Corecomm Ltd.
    6.00%, 10/1/2006                                             630         753
  Telefonos de Mexico, SA
    4.25%, 6/15/2004                                           2,615       2,942
                                                                    ------------
                                                                           5,995
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (COST $100,377)                                                        112,492
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (23.7%)
--------------------------------------------------------------------------------
Auto & Transportation (2.9%)
  Canadian National Railway Co.
    5.25% Cvt. Pfd.                                           38,500       1,882
  CNF Trust I 5.00% Cvt. Pfd.                                 21,400       1,046
  Union Pacific Capital Trust
    6.25% Cvt. Pfd.                                           51,000       2,244
                                                                    ------------
                                                                           5,172
                                                                    ------------
Consumer Discretionary (1.3%)
o Emmis Communications Corp.
    6.25% Cvt. Pfd.                                           39,600       2,396
                                                                    ------------
Energy (4.4%)
  AES Trust III
    6.75% Cvt. Pfd.                                           51,000       2,620
  Apache Corp.
    6.50% Cvt. Pfd.                                           67,200       2,285
  Pogo Trust I
    6.50% Cvt. Pfd.                                           41,100       1,932
  Tosco Finance Trust
    5.75% Cvt. Pfd.                                           21,600       1,018
                                                                    ------------
                                                                           7,855
                                                                    ------------
Financial Services (1.4%)
  CNB Capital Trust 6.00% Cvt. Pfd.                           14,800         498
o Sovereign Capital Trust
    7.50% Cvt. Pfd.                                           36,200       2,027
                                                                    ------------
                                                                           2,525
                                                                    ------------
Materials & Processing (1.4%)
  Georgia Pacific Group
    7.50% Cvt. Pfd.                                           57,500       2,462
                                                                    ------------
Technology (3.3%)
o Decs Trust VI
    6.25% Cvt. Pfd.                                           65,600       2,558
  Global Telesystems Inc.
    7.25% Cvt. Pfd.                                           62,800       3,415
                                                                    ------------
                                                                           5,973
                                                                    ------------
Utilities (7.9%)
o Broadwing Inc.
    6.75% Cvt. Pfd.                                           34,700       1,796
o Cox Communications, Inc.
    7.75% Cvt. Pfd.                                           27,800       2,484
  Cox Communications, Inc.
    7.00% Cvt. Pfd.                                           45,700       2,890
o (1)Global Crossing Ltd.
    6.375% Cvt. Pfd.                                          22,600       2,703
  Intermedia Communications, Inc.
    7.00% Cvt. Pfd.                                           54,100       1,427
o MediaOne Group, Inc.
    7.00% Cvt. Pfd.                                           20,600         927
  Winstar Communications, Inc.
    7.00% Cvt. Pfd.                                           32,800       1,877
                                                                    ------------
                                                                          14,104
                                                                    ------------
Other (1.1%)
  The Seagram Co. Ltd.
    7.50% Cvt. Pfd.                                           43,200       1,966
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (COST $41,283)                                                        42,453
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                FACE      MARKET
                                                              AMOUNT      VALUE*
                                                               (000)       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.7%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.70%, 12/1/1999
  (Cost $12,058)                                             $12,058   $  12,058
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (93.0%)
  (COST $153,718)                                                        167,003
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (7.0%)                                  12,629
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 13,629,715 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                             $179,632
================================================================================

NET ASSET VALUE PER SHARE                                                 $13.18
================================================================================
*    See Note A in Notes to Financial Statements.
o Non-Income Producing Security. New issue that has not paid a dividend as of November 30, 1999.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1999, the aggregate value of these securities was $21,294,000 representing 11.9% of net assets.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Assets
Investments in Securities, at Value                                     $167,003
Receivables for Investment Securities Sold                                16,077
Other Assets--Note C                                                       1,182
                                                                    ------------
  Total Assets                                                           184,262
                                                                    ------------
Liabilities
Payables for Investment Securities Purchased                             (1,917)
Other Liabilities                                                        (2,713)
                                                                    ------------
  Total Liabilities                                                      (4,630)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS                                                              $179,632
================================================================================

--------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                              AMOUNT         PER
                                                               (000)       SHARE
--------------------------------------------------------------------------------
Paid in Capital                                             $155,676      $11.42
Undistributed Net
Investment Income                                              1,167         .09
Accumulated Net Realized
  Gains--Note D                                                9,504         .70
Unrealized Appreciation--Note E                               13,285         .97
--------------------------------------------------------------------------------
NET ASSETS                                                  $179,632      $13.18
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                                    YEAR ENDED NOVEMBER 30, 1999
                                                                           (000)

--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                            $  2,526
   Interest                                                                5,536
   Security Lending                                                           74
                                                                    ------------
      Total Income                                                         8,136
                                                                    ------------
Expenses
   Investment Advisory Fees--Note B
      Basic Fee                                                              695
      Performance Adjustment                                               (369)
   The Vanguard Group--Note C
      Management and Administrative                                          509
      Marketing and Distribution                                              26
   Custodian Fees                                                             34
   Auditing Fees                                                               7
   Shareholders' Reports                                                      15
                                                                    ------------
      Total Expenses                                                         917
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      7,219
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                           10,911
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 19,254
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $37,384
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                                         YEAR ENDED NOVEMBER 30,
                                                     ---------------------------
                                                                1999        1998
                                                               (000)       (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net Investment Income                                       7,219       8,146
   Realized Net Gain (Loss)                                   10,911     (1,376)
   Change in Unrealized Appreciation (Depreciation)           19,254    (10,995)
                                                     ---------------------------
      Net Increase (Decrease) in Net Assets Resulting
         from Operations                                      37,384     (4,225)
Distributions                                        ---------------------------
   Net Investment Income                                     (8,161)     (8,273)
   Realized Capital Gain                                         --     (16,111)
                                                     ---------------------------
      Total Distributions                                    (8,161)    (24,384)
Capital Share Transactions1                          ---------------------------
   Issued                                                     28,408      40,843
   Issued in Lieu of Cash Distributions                        6,782      21,712
   Redeemed                                                 (56,911)    (50,920)
                                                     ---------------------------
      Net Increase (Decrease) from Capital Share
         Transactions                                       (21,721)      11,635
--------------------------------------------------------------------------------
   Total Increase (Decrease)                                   7,502    (16,974)
--------------------------------------------------------------------------------
Net Assets
   Beginning of Year                                         172,130     189,104
                                                     ---------------------------
   End of Year                                              $179,632    $172,130
================================================================================

1Shares Issued (Redeemed)
   Issued                                                      2,386       3,441
   Issued in Lieu of Cash Distributions                          603       1,873
   Redeemed                                                  (4,869)     (4,337)
                                                     ---------------------------
         Net Increase (Decrease) in Shares Outstanding       (1,880)         977
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                CONVERTIBLE SECURITIES FUND
                                                                   YEAR ENDED NOVEMBER 30,
-----------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Year            1999     1998      1997     1996         1995
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $11.10   $13.01    $13.07   $12.03       $10.94
-----------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                  .52      .52       .53      .43          .52
  Net Realized and Unrealized Gain (Loss)on Investments 2.13    (.77)      1.17     1.29         1.26
                                                     ------------------------------------------------
      Total from Investment Operations                  2.65    (.25)      1.70     1.72         1.78
Distributions
   Dividends from Net Investment Income                (.57)    (.54)     (.47)    (.54)        (.51)
   Distributions from Realized Capital Gains             --    (1.12)    (1.29)    (.14)        (.18)
                                                     ------------------------------------------------
      Total Distributions                              (.57)   (1.66)    (1.76)    (.68)        (.69)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $13.18   $11.10    $13.01   $13.07       $12.03
=====================================================================================================

Total Return                                          24.85%   -2.16%    14.81%   14.88%       17.10%
=====================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)                    $180     $172      $189     $170         $172
  Ratio of Total Expenses to Average Net Assets        0.55%    0.73%     0.67%    0.69%        0.75%
  Ratio of Net Investment Income to Average Net Assets 4.30%    4.36%     4.29%    3.43%        4.63%
  Portfolio Turnover Rate                               162%     186%      182%      97%          46%
=====================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Credit Suisse First Boston Convertible Securities Index. For the year ended November 30, 1999, the advisory fee represented an effective annual rate of 0.41% of the fund's average net assets before a decrease of $369,000 (0.22%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1999, the fund had contributed capital of $35,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended November 30, 1999, the fund purchased $264,904,000 of investment securities and sold $311,134,000 of investment securities, other than temporary cash investments. The fund used a capital loss carryforward of $1,465,000 to offset taxable capital gains realized during the year ended November 30, 1999, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

E. At November 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $13,285,000, consisting of unrealized gains of $16,275,000 on securities that had risen in value since their purchase and $2,990,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Convertible Securities Fund

In our opinion, the accompanying statements of net assets and of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD CONVERTIBLE SECURITIES FUND

This information for the fiscal year ended November 30, 1999, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 12.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida,
 Massachusetts, New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND
     The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN  C.  BOGLE  *  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEl * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971)Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON * Legal Department.
ROBERT A. DISTEFANO * Information Technology.
JAMES H. GATELY * Individual Investor Group.
KATHLEEN C. GUBANICH * Human Resources.
IAN A. MACKINNON * Fixed Income Group.
F. WILLIAM MCNABB, III * Institutional Investor Group.
MICHAEL S. MILLER * Planning and Development.
RALPH K. PACKARD * Chief Financial Officer.
GEORGE U. SAUTER * Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[SHIP LOGO]
[THE VANGUARD GROUP (R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q820-01/26/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.